UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 29, 2009

PERFORMANCE TECHNOLGIES, INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	02-27460 (Commission File Number)	16-1158413 (IRS Employer Identification No.)

205 Indigo Creek Drive Rochester, New York		14626
(Address of principal executive offices)		(Zip Code)

(585) 256-0200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry into a Material Definitive Agreement

The Registrant, Performance Technologies, Inc. (the “Company”) announced in a press release dated December 29, 2009 its decision to outsource manufacturing of the printed circuit board assembly for the hardware elements of the Company’s products, and the Company’s entry into an agreement dated December 29, 2009 with Mack Technologies, Inc. of Westford, Massachusetts to perform the printed circuit board assembly operations. The agreement has a one year term, will automatically renew, and can be terminated with notice of six months. The press release is attached hereto as  Exhibit 99.1.

Item 2.05 - Costs Associated with Exit or Disposal Activities

In connection with the action described in Item 1.01, the Company expects to gradually reduce its Rochester workforce by approximately twenty employees. Restructuring charges associated with this action are estimated to be in the range of $250,000 to $350,000 and will be recorded during 2010. Reference is made to the press release attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

(99.1) Press release to Announce Agreement to Outsource the Manufacturing of its Printed Circuit Board Assembly.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFORMANCE TECHNOLOGIES, INCORPORATED

December 29, 2009	By /s/ John M. Slusser
John M. Slusser
President and Chief Executive Officer

December 29, 2009	By /s/ Dorrance W. Lamb
Dorrance W. Lamb
Chief Financial Officer and Senior Vice President of Finance

Exhibit 99.1

Performance Technologies Announces Agreement to Outsource Manufacturing of its Printed Circuit Board Assembly

ROCHESTER, NY – December 29, 2009 -- Performance Technologies, Inc. (NASDAQ: PTIX), a leading developer of communication platforms and systems, today announced that it has entered into an agreement with Mack Technologies, Inc. (“MTI”) of Westford, Massachusetts whereby MTI will supply the printed circuit board assembly for the hardware elements of the Company’s products, currently performed by the Company in its Rochester, New York facility. The transition of this element of the Company's current manufacturing operations to MTI is expected to be accomplished over the course of 2010 with completion targeted for no later than December 31, 2010. The Company will continue its system-level integration, configuration and quality assurance activities at its Rochester facility.

“Based on our strategic assessment of the Company’s direction and business objectives, we have made the decision to outsource manufacturing of our printed circuit board assemblies,” said John M. Slusser, president and chief executive officer. “After a careful evaluation and analysis, we have selected a world-class manufacturing organization, Mack Technologies, as our partner in this endeavor. We are confident that upon its completion, this move will make our product costs more predictable and reduce our capital expenditure requirements. We also believe that we will greatly enhance our ability to continue to offer cutting-edge technologies in our product lines without sacrificing our high standards of quality. While this will be a change to our historical printed circuit board assembly approach, it is the typical approach for most of the peers and competitors in our end markets. ”

In connection with this action, the Company expects to gradually reduce its Rochester workforce by approximately twenty employees. Restructuring charges associated with this action are estimated to be in the range of $250,000 to $350,000 and will be recorded during 2010.

MTI has earned a 5A1 D&B rating, the highest available rating, has no long-term debt and finances its business activities and growth from operations. MTI is primarily focused on telecommunications and government business and is consistently ranked among the top 100 contract manufacturers in the world.

About Performance Technologies (www.pt.com)

Performance Technologies (NASDAQ: PTIX) is a global supplier of advanced network communications and control solutions to end users, application developers and original equipment manufacturers that serve mission critical telecommunications, aerospace and defense markets. The Company provides remotely manageable, IP-centric network elements specifically engineered for high availability, scalability, and long life cycle deployments. Its products are built upon its own U.S. manufactured hardware combined with the Company’s NexusWare® Carrier Grade Linux® operating system and software development environment plus a broad suite of communications protocols and high availability middleware. Performance Technologies’ product portfolio includes the SEGway™ suite of Signaling (SS7/SIP) Transfer Points, Signaling Gateways and Bridges, and its IPnexus® family of COTS-based application ready systems, WAN gateways, and multi-protocol communications servers.

Performance Technologies maximizes the value proposition of its products by leveraging its field proven systems, software and hardware technologies developed over a twenty-eight year record of demonstrated innovation. A tightly integrated combination of these technologies results in measurable benefits to its customers through compelling return-on-investment and substantially accelerated time to market metrics. The Company is headquartered in Rochester, New York and maintains centers of engineering excellence in San Diego and San Luis Obispo, California, and Kanata, Ontario, Canada. It has sales and marketing offices in the U.S. in Raleigh, Chicago, Dallas, and San Jose and international offices in London, England and Shanghai, China.

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements. This press release contains forward-looking statements which reflect the Company's current views with respect to future events and financial performance, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and is subject to the safe harbor provisions of those Sections. The Company’s future operating results are subject to various risks and uncertainties and could differ materially from those discussed in the forward-looking statements and may be affected by various trends and factors which are beyond the Company’s control. These risks and uncertainties include, among other factors, business and economic conditions, rapid technological changes accompanied by frequent new product introductions, competitive pressures, dependence on key customers, inability to gauge order flows from customers, fluctuations in quarterly and annual results, the reliance on a limited number of third party suppliers, limitations of the Company’s manufacturing capacity and arrangements, the protection of the Company’s proprietary technology, the dependence on key personnel, changes in critical accounting estimates, potential impairments related to goodwill and investments, foreign regulations, and potential material weaknesses in internal control over financial reporting. In addition, during weak or uncertain economic periods, customers’ visibility deteriorates causing delays in the placement of their orders. These factors often result in a substantial portion of the Company’s revenue being derived from orders placed within a quarter and shipped in the final month of the same quarter. Forward-looking statements should be read in conjunction with the audited Consolidated Financial Statements, the Notes thereto, Risk Factors, and Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company as of December 31, 2008, as contained in the Company’s Annual Report on Form 10-K, and other documents filed with the Securities and Exchange Commission.

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For more information contact:
Dorrance W. Lamb
SVP and Chief Financial Officer
Performance Technologies
585-256-0200 ext. 7276
http://www.pt.com
finance@pt.com